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                                                                      Exhibit 23





INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Post-Effective Amendment No. 1 to Registration Statement No. 333-31338 of First Community Bancshares, Inc. on Form S-8 of our report dated January 29, 1999, incorporated by reference in the Annual Report on Form 10-K of First Community Bancshares, Inc. for the year ended December 31, 1998.




Pittsburgh, Pennsylvania
March 20, 2000